UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 13, 2023

Date of Report (date of earliest event reported)

Cutera, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3240 Bayshore Blvd.

Brisbane, California 94005

(Address of principal executive offices)

(415) 657-5500

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2023, the Board of Directors of Cutera, Inc. (the “Company”) adopted the Cutera, Inc. 2023 Inducement Equity Incentive Plan (the “Inducement Plan”) and, subject to the adjustment provisions of the Inducement Plan, reserved 2,500,000 shares of the Company’s common stock for issuance pursuant to equity awards granted under the Inducement Plan.

The Inducement Plan was adopted without stockholder approval pursuant to the applicable Nasdaq Listing Rules. The Inducement Plan provides for the grant of equity-based awards, including nonstatutory stock options, restricted stock units, restricted stock, stock appreciation rights, and performance awards, and its terms are substantially similar to the Cutera, Inc. 2019 Equity Incentive Plan (the “2019 Plan”), including with respect to treatment of equity awards in the event of a “merger” or “change in control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the NASDAQ inducement award exception or to comply with the NASDAQ acquisition and merger exception.

In accordance with the Nasdaq Listing Rules, awards under the Inducement Plan may only be made to individuals not previously employees or non-employee directors of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company, or, to the extent permitted by the Nasdaq Listing Rules, in connection with a merger or acquisition.

A copy of the Inducement Plan and related form agreements under the Inducement Plan are attached as Exhibit 10.1 hereto and incorporated by reference herein. The above description of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on July 13, 2023, virtually at www.virtualshareholdermeeting.com/CUTR2023. As of May 18, 2023, the record date of the Annual Meeting, 19,890,269 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. Present at the Annual Meeting in person or by proxy were holders of 16,436,345 shares, or 82.6%, of the Company’s common stock, constituting a quorum for the transaction of business. The proposals voted upon at the meeting and the vote with respect to each such matter are as set forth below:

Proposal 1: Election of Directors.

Nominee	For	Against	Abstain*	Broker Non-Votes*
Sheila A. Hopkins	9,837,735	3,693,025	9,858	2,895,727
Juliane T. Park	9,815,619	3,719,984	5,015	2,895,727
Janet D. Widmann	9,691,256	3,844,396	4,966	2,895,727
Taylor C. Harris	12,211,783	1,306,726	22,109	2,895,727
Kevin J. Cameron	12,212,216	1,306,394	22,008	2,895,727
Nicholas S. Lewin	12,210,124	1,308,485	22,009	2,895,727
Keith J. Sullivan	11,068,454	2,450,155	22,009	2,895,727

*	Broker non-votes and abstentions did not affect the outcome of this proposal.

Based on the votes set forth above, each director nominee was duly elected to serve until the 2024 Annual Meeting of Stockholders or until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Proposal 2: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain
16,247,804	92,014	96,527

Based on the votes set forth above, the stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal 3: To conduct an advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain*	Broker Non-Votes*
11,848,064	1,596,499	96,055	2,895,727

*	Broker non-votes and abstentions did not affect the outcome of this proposal.

The stockholders approved the compensation of the Company’s named executive officers on an advisory vote.

Proposal 4: To conduct an advisory vote on the “Say-on-Pay-Frequency” proposal regarding the frequency of stockholder advisory votes on the compensation of Named Executive Officers.

1 Year	2 Year	3 Year	Abstain*	Broker Non-Votes*
13,436,401	20,366	55,801	28,050	2,895,727

*	Broker non-votes and abstentions did not affect the outcome of this proposal.

The stockholders voted for “1 Year” on the advisory proposal regarding the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

The Board of Directors has considered the outcome of this non-binding advisory vote and has accepted the stockholders’ non-binding advisory vote on the one-year frequency of say-on-pay votes. Accordingly, the Company will place a non-binding advisory vote on the Company’s executive compensation on the agenda for the 2024 annual stockholders meeting.

Proposal 5: To approve the amendment and restatement of the Company’s 2019 Equity Incentive Plan to increase the total shares available for issuance under the 2019 Equity Incentive Plan by 1,300,000 shares.

For	Against	Abstain	Broker Non-Votes*
10,064,141	3,397,040	79,437	2,895,727

*	Broker non-votes did not affect the outcome of this proposal.

Based on the votes set forth above, the stockholders approved the amendment and restatement of the Company’s 2019 Equity Incentive Plan to increase the total shares available for issuance under the 2019 Equity Incentive Plan by 1,300,000 shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Cutera, Inc. 2023 Inducement Equity Incentive Plan and related forms of stock option and restricted stock unit agreements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTERA, INC.

By:	/s/ Sheila A. Hopkins
Sheila A. Hopkins Interim Chief Executive Officer

Date: July 17, 2023